UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 5, 2003


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                               Argonaut Group, Inc
             (Exact name of Registrant as specified in its charter)


           Delaware                      0-14950                95-4057601
       (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)
10101 Reunion Place, Ste. 500
       San Antonio, TX                                            78216
    (Address of principal                                       (Zip code)
      executive offices)

       Registrant's telephone number, including area code: (210) 321-8400

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 12.  Results of Operations and Financial Condition

         On August 5, 2003, Argonaut Group, Inc. issued a press release announcing its financial results for the second quarter and first half of 2003. A copy of this press release is being furnished as an exhibit to this report on Form 8-K.

Item 7.  Financial Statements and Exhibits

(a)      Not applicable
(b)      Not applicable
(c) A list of exhibits filed herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ARGONAUT GROUP, INC.

Date:  August 5, 2003               By:  /s/ Mark E. Watson III
                                        -------------------------------------
                                        Mark E. Watson
                                        President and Chief Executive Officer






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

                                  EXHIBIT INDEX


   Exhibit
    Number                             Exhibit Title
---------------  --------------------------------------------------------------

     99.1        Press release dated August 5, 2003






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